EZCORP Announces Third Quarter Fiscal 2017 Results
Earnings per share from continuing operations up 100% year-over-year to $0.10
Austin, Texas (July 31, 2017) — EZCORP, Inc. (NASDAQ: EZPW), a leading provider of pawn loans in the United States and Mexico, today announced results for its third quarter ended June 30, 2017.
All amounts in this release are from EZCORP continuing operations and in conformity with U.S. generally accepted accounting principles ("GAAP") unless otherwise noted. Comparisons shown in this release are to the same period in the prior year unless otherwise noted.
HIGHLIGHTS FOR THIRD QUARTER FISCAL 2017
The company produced its sixth consecutive quarter of year-over-year (YOY) earnings and profit growth with earnings per share up 100% to $0.10 and income from continuing operations before income taxes up 133% to $8.9 million.
Market leading same store pawn loans outstanding (PLO), the most influential driver of revenue and profitability, up 4% in the U.S. and 16% in Mexico. The same store PLO increase in Mexico was 13% when calculated on a constant currency basis1.
Unrestricted cash balance at the end of the quarter was up 287% YOY to $113.7 million. Shortly after the end of the quarter, the company also completed its $143.8 million offering of convertible senior notes due 2024, further strengthening its balance sheet and liquidity, as well as paying off its higher rate secured term debt and retiring a portion of its cash convertible senior notes due 2019.
CEO COMMENTARY AND OUTLOOK
Stuart Grimshaw, EZCORP's Chief Executive Officer, said: “We are delighted with our results this quarter. We doubled our earnings from continuing operations, reflecting our continued focus on meeting the needs of our customers and enhancing their experience as well as leveraging our expense structure. That focus continues to produce market leading same store PLO growth in the U.S. and Mexico, which is the main driver of future profitability.
“The quarter’s results reflect the continued, disciplined execution of our three year strategic plan announced in 2015. We delivered significant earnings growth in both the U.S. and Mexico this quarter, highlighting the value of that continued focus. We further strengthened our balance sheet and liquidity position through strong operating results and the convertible bond issuance just after the quarter-end. While we continue to focus on and invest in our core pawn business, this strong cash position enhances our ability to consider attractive acquisitions.
“We are confident that our current strategic initiatives - including store refurbishment and other investments in customer experience; product and customer analytics; team member training, coaching and mentoring; and storefront expansion - will continue to provide a robust platform for further profitable growth."
CONSOLIDATED RESULTS
Three Months Ended June 30, 2017

•	Same store pawn loans outstanding (PLO) was up 4% in U.S. and 16% in Mexico (up 13% in Mexico on a constant currency basis).

•	Total revenue increased 8% to $183.6 million. On a constant currency basis, total revenue was up 8% to $184.4 million.

•
Net revenue improved 5% to $105.6 million (up 6% to $106.0 million on a constant currency basis), due largely to a 5% increase in pawn service charge (PSC) revenue and a 4% increase in merchandise sales (PSC revenue up 6% and merchandise sales up 5% on a constant currency basis).

1In addition to the financial information prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), we provide certain financial information on a “constant currency” basis, which excludes the impact of foreign currency exchange rate fluctuations. For additional information about the constant currency calculations, as well as a reconciliation of the constant currency financial measures to the comparable GAAP financial measures, see “Non-GAAP Financial Information” at the end of this release.

•	The merchandise sales gross margin was consistent with the prior-year quarter at 36%, and was within our target range of 35-38%.

•	Operations expenses increased 1% to $74.2 million (up 2% to $74.5 million on a constant currency basis) due to investment in customer facing labor and higher benefit claims.

•	Corporate expenses decreased 3% to $14.1 million. The company remains on track to reduce corporate expenses to no more than $50 million in FY18.

•	This was the sixth consecutive quarter of YOY earnings per share increase, with earnings per share from continuing operations up 100% to $0.10.

•
Shortly after the end of the quarter, the company completed its offering of convertible senior notes due 2024 with a 2.875% coupon. This unsecured convertible note issuance strengthens the balance sheet and liquidity, and locks in an attractive fixed interest rate for a seven-year term. The proceeds were used to retire all remaining obligations under a secured credit facility which had a far higher cost of funds, retire $35 million of existing cash convertible senior notes due 2019, and for additional capital to potentially add to our earnings capacity as the company considers attractive acquisition opportunities.

Nine Months Ended June 30, 2017

•	Total revenue increased 4% to $565.9 million. On a constant currency basis, total revenue was up 5% to $574.4 million.

•
Net revenue was up 2% to $327.4 million (up 3% to $331.9 million on a constant currency basis), as a 5% increase in PSC revenue was offset by a lower merchandise sales gross margin (PSC revenue up 6% on a constant currency basis).

•	The merchandise sales gross margin was 200bps lower at 36%, within our target range of 35-38%.

•	Operations expenses increased 2% to $226.4 million (up 4% to $229.4 million on a constant currency basis).

•	Corporate expenses decreased 18% to $41.3 million, in line with the company's continued focus to control corporate expenses.

•	Earnings per share from continuing operations increased 156% to $0.41.

•
The company continues to receive regular payments on the promissory notes it received in connection with the sale of Grupo Finmart in September 2016. It has collected $23.3 million in principal on those notes during the current fiscal year, and expects to collect an additional $24.4 million during the remainder of the fiscal year (for a total of $47.7 million in FY17), $24.4 million in FY18 and $18.3 million in FY19. In July 2017, the company received $6.1 million including early payment of $5.2 million.

OPERATING METRICS
U.S. Pawn Segment
Three Months Ended June 30, 2017

•	This was the seventh consecutive quarter of YOY same store PLO growth, up 3% this quarter in total and 4% on a same store basis, to $148.8 million.

•	PSC increased 4% in total and 5% on a same store basis to $56.8 million.

•	Merchandise sales increased 4% in total and on a same store basis. The merchandise sales gross margin of 37% was consistent with the prior-year quarter and within our target range of 35-38%.

•	Inventory aged over one year improved to 11% from 12% in Q2FY17.

•	Operations expenses increased 1% to $63.6 million.

•	The segment contribution was up 18% to $23.8 million.

•
Initiatives are underway to continue improving net revenue and profitability in the long-term, including investments in upgrading our point of sale system and enhancing product and customer data analytics, as well as enhancing our customer experience with a store refurbishment program.

Nine Months Ended June 30, 2017

•	PSC increased 5% in total and 4% on a same store basis to $177.5 million.

•	Merchandise sales increased 2% in total and 3% on a same store basis. The merchandise sales gross margin of 37% is within our target range of 35-38%.

•	Operations expenses increased 4% to $194.5 million, due to investment in customer facing labor and higher benefit claims.

•	Segment profit was up 3% to $80.7 million.
Mexico Pawn Segment
Three Months Ended June 30, 2017

•	PLO increased 19% to $19.4 million (up 16% to $18.9 million on a constant currency basis).

•	PSC increased 13% to $9.1 million (up 16% to $9.4 million on a constant currency basis).

•
Merchandise sales increased 7% in total and 5% on a same store basis (up 10% in total and 7% in same stores on a constant currency basis). The 33% merchandise sales gross margin was consistent with the prior-year quarter.

•	Inventory aged over one year of 6% was consistent with Q2FY17.

•
Net revenue was up 12% with a smaller 2% increase in operations expenses, yielding a 100% increase in segment contribution (segment contribution was up 104% to $5.5 million on a constant currency basis).

Nine Months Ended June 30, 2017

•	PSC increased 4% to $24.5 million (up 15% to $27.2 million on a constant currency basis).

•
Merchandise sales increased 3% in total and 2% on a same store basis (up 15% in total and 13% in same stores on a constant currency basis). Merchandise margin was 32%, 100bps lower than the prior-year nine-months.

•	Net revenue increased 3% and operations expenses were 9% lower, yielding a 107% increase in segment profit to $12.9 million (up 127% to $14.1 million on a constant currency basis).
CONFERENCE CALL
EZCORP will host a conference call on Tuesday, August 1, 2017, at 7:30am Central Time to discuss third quarter results. Analysts and institutional investors may participate on the conference call by dialing (877) 201-0168, Conference ID: 57788640, international dialing (647) 788-4901. The conference call will be webcast simultaneously to the public through this link: http://investors.ezcorp.com/. A replay of the conference call will be available online at http://investors.ezcorp.com/ shortly after the call.
ABOUT EZCORP
EZCORP is a leading provider of pawn loans in the United States and Mexico. We also sell merchandise, primarily collateral forfeited from pawn lending operations and used merchandise purchased from customers. EZCORP is a member of the Russell 2000 Index, S&P SmallCap 600 Index, S&P 1000 Index and Nasdaq Composite Index.
FORWARD LOOKING STATEMENTS
This announcement contains certain forward-looking statements regarding the company’s strategy, initiatives and expected performance. These statements are based on the company’s current expectations as to the outcome and timing of future events. All statements, other than statements of historical facts, including all statements regarding the company's strategy, initiatives and future performance, that address activities or results that the company plans, expects, believes, projects, estimates or anticipates, will, should or may occur in the future, including future financial or operating results, are forward-looking statements. Actual results for future periods may differ materially from those expressed or implied by these forward-looking statements due to a number of uncertainties and other factors, including operating risks, liquidity risks, legislative or regulatory developments, market factors or current or future litigation. For a discussion of these and other factors affecting the company’s business and prospects, see the company’s annual, quarterly and other reports filed with the Securities and Exchange Commission. The company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.
Contact:
Jeff Christensen
Vice President, Investor Relations
Email: jeff_christensen@ezcorp.com
Phone: (512) 437-3545

EZCORP, Inc. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Nine Months Ended June 30,
	2017	2016	2017	2016

	(Unaudited)
	(in thousands, except per share amounts)
Revenues:
Merchandise sales	$97,921	$94,014	$319,672	$311,941
Jewelry scrapping sales	17,641	11,230	37,658	33,631
Pawn service charges	65,878	62,473	201,983	193,197
Other revenues	2,193	2,433	6,572	7,151
Total revenues	183,633	170,150	565,885	545,920
Merchandise cost of goods sold	62,615	60,140	204,840	194,731
Jewelry scrapping cost of goods sold	15,010	9,110	32,195	28,271
Other cost of revenues	453	506	1,433	1,549
Net revenues	105,555	100,394	327,417	321,369
Operating expenses:
Operations	74,246	73,172	226,352	221,446
Administrative	14,095	14,481	41,305	50,085
Depreciation and amortization	5,843	6,274	18,246	20,422
Loss (gain) on sale or disposal of assets	17	(41)	11	641
Restructuring	—	—	—	1,910
Total operating expenses	94,201	93,886	285,914	294,504
Operating income	11,354	6,508	41,503	26,865
Interest expense	5,654	3,936	16,847	12,014
Interest income	(2,053)	(50)	(6,909)	(66)
Equity in net income of unconsolidated affiliate	(1,047)	(1,694)	(3,768)	(5,626)
Other (income) expense	(99)	500	(294)	815
Income from continuing operations before income taxes	8,899	3,816	35,627	19,728
Income tax expense	3,432	1,038	13,663	11,224
Income from continuing operations, net of tax	5,467	2,778	21,964	8,504
Loss from discontinued operations, net of tax	(265)	(9,133)	(1,868)	(99,068)
Net income (loss)	5,202	(6,355)	20,096	(90,564)
Net loss attributable to noncontrolling interest	(58)	(666)	(352)	(6,589)
Net income (loss) attributable to EZCORP, Inc.	$5,260	$(5,689)	$20,448	$(83,975)

Basic earnings per share attributable to EZCORP, Inc. — continuing operations	$0.10	$0.05	$0.41	$0.16
Diluted earnings per share attributable to EZCORP, Inc. — continuing operations	$0.10	$0.05	$0.41	$0.16

Weighted-average basic shares outstanding	54,295	53,980	54,247	54,574
Weighted-average diluted shares outstanding	54,367	54,192	54,310	54,690

Net income from continuing operations attributable to EZCORP, Inc.	$5,525	$2,904	$22,316	$8,954
Net loss from discontinued operations attributable to EZCORP, Inc.	(265)	(8,593)	(1,868)	(92,929)
Net income (loss) attributable to EZCORP, Inc.	$5,260	$(5,689)	$20,448	$(83,975)

EZCORP, Inc. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share and per share amounts)

	June 30, 2017	June 30, 2016	September 30, 2016

	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$113,729	$29,380	$65,737
Pawn loans	168,262	160,269	167,329
Pawn service charges receivable, net	30,585	29,643	31,062
Inventory, net	135,053	130,368	140,224
Notes receivable, net	22,024	—	41,946
Current assets held for sale	—	157,554	—
Prepaid expenses and other current assets	31,993	26,577	35,845
Total current assets	501,646	533,791	482,143
Investment in unconsolidated affiliate	41,725	56,843	37,128
Property and equipment, net	53,022	61,201	58,455
Goodwill	254,469	254,273	253,976
Intangible assets, net	32,551	30,569	30,681
Non-current notes receivable, net	41,253	—	41,119
Deferred tax asset, net	36,506	34,170	35,303
Other assets, net	9,145	18,950	44,439
Total assets	$970,317	$989,797	$983,244

Liabilities, temporary equity and equity:
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$64,830	$63,242	$84,285
Current liabilities held for sale	—	130,261	—
Customer layaway deposits	11,091	11,201	10,693
Total current liabilities	75,921	204,704	94,978
Long-term debt, net	260,414	211,421	283,611
Other long-term liabilities	9,680	9,548	10,450
Total liabilities	346,015	425,673	389,039
Commitments and contingencies
Temporary equity:
Redeemable noncontrolling interest	—	(2,378)	—
Total temporary equity	—	(2,378)	—
Stockholders’ equity:
Class A Non-voting Common Stock, par value $.01 per share; shares authorized: 100 million; issued and outstanding: 51,326,582 as of June 30, 2017; 51,019,332 as of June 30, 2016; and 51,129,144 as of September 30, 2016	513	510	511
Class B Voting Common Stock, convertible, par value $.01 per share; shares authorized: 3 million; issued and outstanding: 2,970,171	30	30	30
Additional paid-in capital	322,559	316,565	318,723
Retained earnings	340,256	316,577	319,808
Accumulated other comprehensive loss	(37,921)	(66,974)	(44,089)
EZCORP, Inc. stockholders’ equity	625,437	566,708	594,983
Noncontrolling interest	(1,135)	(206)	(778)
Total equity	624,302	566,502	594,205
Total liabilities, temporary equity and equity	$970,317	$989,797	$983,244

EZCORP, Inc. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended June 30,
	2017	2016

	(Unaudited)
	(in thousands)
Operating activities:
Net income (loss)	$20,096	$(90,564)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation and amortization	18,246	21,432
Amortization of debt discount and deferred financing costs	8,595	8,864
Amortization of prepaid commissions	—	10,684
Accretion of notes receivable discount	(2,898)	—
Consumer loan loss provision	1,434	24,157
Deferred income taxes	(871)	(14,234)
Impairment of goodwill	—	73,244
Other adjustments	(48)	(2,002)
(Gain) loss on sale or disposal of assets	11	641
Stock compensation	5,145	3,206
Income from investment in unconsolidated affiliate	(3,768)	(5,626)
Changes in operating assets and liabilities:
Service charges and fees receivable	604	8,363
Inventory	1,470	(1,349)
Prepaid expenses, other current assets and other assets	1,261	(4,983)
Accounts payable, accrued expenses and other liabilities	(29,464)	(20,497)
Customer layaway deposits	288	781
Income taxes receivable and payable, current, net of excess tax benefit from stock compensation	9,873	51,990
Payments of restructuring charges	—	(8,367)
Dividends from unconsolidated affiliate	—	2,197
Net cash provided by operating activities	29,974	57,937
Investing activities:
Loans made	(472,676)	(497,255)
Loans repaid	288,833	324,478
Recovery of pawn loan principal through sale of forfeited collateral	187,819	173,710
Additions to property and equipment	(9,340)	(6,470)
Acquisitions, net of cash acquired	—	(6,000)
Principal collections on notes receivable	23,336	—
Net cash provided by (used in) investing activities	17,972	(11,537)
Financing activities:
Taxes paid related to net share settlement of equity awards	(767)	—
Payout of deferred consideration	—	(14,875)
Repurchase of redeemable common stock issued due to acquisitions	—	(11,750)
Proceeds from settlement of forward currency contracts	—	3,557
Change in restricted cash	—	2,710
Proceeds from borrowings, net of issuance costs	—	16,442
Payments on borrowings	—	(63,994)
Net cash used in financing activities	(767)	(67,910)
Effect of exchange rate changes on cash and cash equivalents	813	(6,506)
Net increase (decrease) in cash and cash equivalents	47,992	(28,016)
Cash and cash equivalents at beginning of period	65,737	59,124
Cash and cash equivalents at end of period	$113,729	$31,108
Non-cash investing and financing activities:
Pawn loans forfeited and transferred to inventory	$182,682	$179,394
Dividend reinvestment acquisition of additional ownership in unconsolidated affiliate	1,153	—

EZCORP, Inc.
OPERATING SEGMENT RESULTS (UNAUDITED)

	Three Months Ended June 30, 2017
	U.S. Pawn	Mexico Pawn	Other International	Total Segments	Corporate Items	Consolidated

	(in thousands)
Revenues:
Merchandise sales	$82,714	$15,207	$—	$97,921	$—	$97,921
Jewelry scrapping sales	17,257	384	—	17,641	—	17,641
Pawn service charges	56,774	9,104	—	65,878	—	65,878
Other revenues	50	179	1,964	2,193	—	2,193
Total revenues	156,795	24,874	1,964	183,633	—	183,633
Merchandise cost of goods sold	52,488	10,127	—	62,615	—	62,615
Jewelry scrapping cost of goods sold	14,674	336	—	15,010	—	15,010
Other cost of revenues	—	—	453	453	—	453
Net revenues	89,633	14,411	1,511	105,555	—	105,555
Segment and corporate expenses (income):
Operations	63,593	8,898	1,755	74,246	—	74,246
Administrative	—	—	—	—	14,095	14,095
Depreciation and amortization	2,210	619	44	2,873	2,970	5,843
Loss (gain) on sale or disposal of assets	20	(3)	—	17	—	17
Interest expense	—	2	—	2	5,652	5,654
Interest income	—	(480)	—	(480)	(1,573)	(2,053)
Equity in net income of unconsolidated affiliate	—	—	(1,047)	(1,047)	—	(1,047)
Other income	(5)	(24)	(68)	(97)	(2)	(99)
Segment contribution	$23,815	$5,399	$827	$30,041
Income from continuing operations before income taxes				$30,041	$(21,142)	$8,899

EZCORP, Inc.
OPERATING SEGMENT RESULTS (UNAUDITED)

	Nine Months Ended June 30, 2017
	U.S. Pawn	Mexico Pawn	Other International	Total Segments	Corporate Items	Consolidated

	(in thousands)
Revenues:
Merchandise sales	$273,125	$46,547	$—	$319,672	$—	$319,672
Jewelry scrapping sales	35,158	2,500	—	37,658	—	37,658
Pawn service charges	177,480	24,503	—	201,983	—	201,983
Other revenues	157	457	5,958	6,572	—	6,572
Total revenues	485,920	74,007	5,958	565,885	—	565,885
Merchandise cost of goods sold	173,235	31,605	—	204,840	—	204,840
Jewelry scrapping cost of goods sold	30,114	2,081	—	32,195	—	32,195
Other cost of revenues	—	—	1,433	1,433	—	1,433
Net revenues	282,571	40,321	4,525	327,417	—	327,417
Segment and corporate expenses (income):
Operations	194,499	26,439	5,414	226,352	—	226,352
Administrative	—	—	—	—	41,305	41,305
Depreciation and amortization	7,487	1,910	144	9,541	8,705	18,246
Loss (gain) on sale or disposal of assets	(54)	65	—	11	—	11
Interest expense	—	7	—	7	16,840	16,847
Interest income	—	(889)	—	(889)	(6,020)	(6,909)
Equity in net income of unconsolidated affiliate	—	—	(3,768)	(3,768)	—	(3,768)
Other income	(14)	(61)	(28)	(103)	(191)	(294)
Segment contribution	$80,653	$12,850	$2,763	$96,266
Income from continuing operations before income taxes				$96,266	$(60,639)	$35,627

EZCORP, Inc.
OPERATING SEGMENT RESULTS (UNAUDITED)

	Three Months Ended June 30, 2016
	U.S. Pawn	Mexico Pawn	Other International	Total Segments	Corporate Items	Consolidated

	(in thousands)
Revenues:
Merchandise sales	$79,826	$14,187	$1	$94,014	$—	$94,014
Jewelry scrapping sales	10,918	312	—	11,230	—	11,230
Pawn service charges	54,395	8,078	—	62,473	—	62,473
Other revenues	39	157	2,237	2,433	—	2,433
Total revenues	145,178	22,734	2,238	170,150	—	170,150
Merchandise cost of goods sold	50,586	9,554	—	60,140	—	60,140
Jewelry scrapping cost of goods sold	8,845	265	—	9,110	—	9,110
Other cost of revenues	—	—	506	506	—	506
Net revenues	85,747	12,915	1,732	100,394	—	100,394
Segment and corporate expenses (income):
Operations	62,733	8,744	1,695	73,172	—	73,172
Administrative	—	—	—	—	14,481	14,481
Depreciation and amortization	2,888	720	56	3,664	2,610	6,274
Loss on sale or disposal of assets	(51)	(13)	—	(64)	23	(41)
Interest expense	—	25	—	25	3,911	3,936
Interest income	(1)	(23)	—	(24)	(26)	(50)
Equity in net income of unconsolidated affiliate	—	—	(1,694)	(1,694)	—	(1,694)
Other expense (income)	—	759	—	759	(259)	500
Segment contribution	$20,178	$2,703	$1,675	$24,556
Income from continuing operations before income taxes				$24,556	$(20,740)	$3,816

EZCORP, Inc.
OPERATING SEGMENT RESULTS (UNAUDITED)

	Nine Months Ended June 30, 2016
	U.S. Pawn	Mexico Pawn	Other International	Total Segments	Corporate Items	Consolidated

	(in thousands)
Revenues:
Merchandise sales	$266,560	$45,376	$5	$311,941	$—	$311,941
Jewelry scrapping sales	32,117	1,493	21	33,631	—	33,631
Pawn service charges	169,630	23,567	—	193,197	—	193,197
Other revenues	281	231	6,639	7,151	—	7,151
Total revenues	468,588	70,667	6,665	545,920	—	545,920
Merchandise cost of goods sold	164,288	30,442	1	194,731	—	194,731
Jewelry scrapping cost of goods sold	27,033	1,222	16	28,271	—	28,271
Other cost of revenues	—	—	1,549	1,549	—	1,549
Net revenues	277,267	39,003	5,099	321,369	—	321,369
Segment and corporate expenses (income):
Operations	187,518	28,961	4,967	221,446	—	221,446
Administrative	—	—	—	—	50,085	50,085
Depreciation and amortization	9,489	2,285	163	11,937	8,485	20,422
Loss on sale or disposal of assets	502	116	—	618	23	641
Restructuring	982	543	202	1,727	183	1,910
Interest expense	125	103	—	228	11,786	12,014
Interest income	(2)	(23)	—	(25)	(41)	(66)
Equity in net income of unconsolidated affiliate	—	—	(5,626)	(5,626)	—	(5,626)
Other expense	—	808	3	811	4	815
Segment contribution	$78,653	$6,210	$5,390	$90,253
Income from continuing operations before income taxes				$90,253	$(70,525)	$19,728

EZCORP, Inc.
STORE COUNT ACTIVITY (UNAUDITED)

	Three Months Ended June 30, 2017
	Company-owned Stores
	U.S. Pawn	Mexico Pawn	Other International	Consolidated

As of March 31, 2017	517	240	27	784
New locations opened	—	4	—	4
Locations sold, combined or closed	(2)	—	—	(2)
As of June 30, 2017	515	244	27	786

	Three Months Ended June 30, 2016
	Company-owned Stores
	U.S. Pawn	Mexico Pawn	Other International	Consolidated

As of March 31, 2016	522	237	27	786
New locations opened	—	1	—	1
As of June 30, 2016	522	238	27	787

	Nine Months Ended June 30, 2017
	Company-owned Stores
	U.S. Pawn	Mexico Pawn	Other International	Consolidated

As of September 30, 2016	520	239	27	786
New locations opened	—	6	—	6
Locations sold, combined or closed	(5)	(1)	—	(6)
As of June 30, 2017	515	244	27	786

	Nine Months Ended June 30, 2016
	Company-owned Stores
	U.S. Pawn	Mexico Pawn	Other International	Consolidated	Franchises

As of September 30, 2015	522	237	27	786	1
New locations opened	—	1	—	1	—
Locations acquired	6	1	—	7	—
Locations sold, combined or closed	(6)	(1)	—	(7)	(1)
As of June 30, 2016	522	238	27	787	—
Non-GAAP Financial Information (Unaudited)
In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"), we provide certain other non-GAAP financial information on a constant currency basis ("constant currency"). We use constant currency and ongoing segment contribution results to evaluate results of our Mexico Pawn operations, which are denominated in Mexican pesos, and believe that presentation of constant currency results are meaningful and useful in understanding the activities and business metrics of our Mexico Pawn operations and reflect an additional way of viewing aspects of our business that, when viewed with GAAP results, provide a more complete understanding of factors and trends affecting our business. We provide non-GAAP financial information for informational purposes and to enhance understanding of our GAAP consolidated financial statements. We use this non-GAAP financial information to evaluate and compare operating results across accounting periods. Readers should consider the information in addition to, but not instead of or superior to, our financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Constant currency results reported herein are calculated by translating consolidated balance sheet and consolidated statement of operations items denominated in Mexican pesos to U.S. dollars using the exchange rate from the prior-year comparable period, as opposed to the current period, in order to exclude the effects of foreign currency rate fluctuations. We used the end-of-period rate for balance sheet items and the average closing daily exchange rate on a monthly basis during the appropriate period for statement of operations items. The end-of-period exchange rate as of June 30, 2017 and 2016 was 18.0 to 1 and 18.6 to 1, respectively. The approximate average exchange rate for the three months ended June 30, 2017 and 2016 was 18.6 to 1 and 18.1 to 1, respectively. The approximate average exchange rate for the nine months ended June 30, 2017 and 2016 was 19.6 to 1 and 17.6 to 1, respectively; however, our statement of operations constant currency results reflect the impact of monthly effects of exchange rates and so are not directly calculable from the above rates. Constant currency results, where presented, also exclude the foreign currency gain or loss and the related foreign currency derivative gain or loss impact.
The following information provides reconciliations of certain non-GAAP financial measures presented in this press release to the most directly comparable financial measures calculated and presented in accordance with GAAP as of and for the three and nine months ended June 30, 2017.

Miscellaneous Non-GAAP Financial Measures

	U.S. Dollar Amount	Percentage Change YOY

	(in millions)
Mexico Pawn same store PLO	$19.0	16%
Currency exchange rate fluctuations	(0.6)
Constant currency Mexico Pawn same store PLO	$18.4	13%

Consolidated revenue (three months ended June 30, 2017)	$183.6	8%
Currency exchange rate fluctuations (three months ended June 30, 2017)	0.8
Constant currency consolidated revenue (three months ended June 30, 2017)	$184.4	8%

Consolidated net revenue (three months ended June 30, 2017)	$105.6	5%
Currency exchange rate fluctuations	0.4
Constant currency consolidated net revenue (three months ended June 30, 2017)	$106.0	6%

Consolidated PSC revenue (three months ended June 30, 2017)	$65.9	5%
Currency exchange rate fluctuations	0.2
Constant currency consolidated PSC revenue (three months ended June 30, 2017)	$66.1	6%

Consolidated merchandise sales (three months ended June 30, 2017)	$97.9	4%
Currency exchange rate fluctuations	0.4
Constant currency consolidated merchandise sales (three months ended June 30, 2017)	$98.3	5%

Consolidated operations expenses (three months ended June 30, 2017)	$74.2	1%
Currency exchange rate fluctuations (three months ended June 30, 2017)	0.3
Constant currency consolidated operations expenses (three months ended June 30, 2017)	$74.5	2%

Consolidated revenue (nine months ended June 30, 2017)	$565.9	4%
Currency exchange rate fluctuations (nine months ended June 30, 2017)	8.5
Constant currency consolidated revenue (nine months ended June 30, 2017)	$574.4	5%

Consolidated net revenue (nine months ended June 30, 2017)	$327.4	2%
Currency exchange rate fluctuations	4.5
Constant currency consolidated net revenue (nine months ended June 30, 2017)	$331.9	3%

Consolidated PSC revenue (nine months ended June 30, 2017)	$202.0	5%
Currency exchange rate fluctuations	2.6
Constant currency consolidated PSC revenue (nine months ended June 30, 2017)	$204.6	6%

Consolidated operations expenses (nine months ended June 30, 2017)	$226.4	2%
Currency exchange rate fluctuations (nine months ended June 30, 2017)	3.0
Constant currency consolidated operations expenses (nine months ended June 30, 2017)	$229.4	4%

Mexico Pawn PLO	$19.4	19%
Currency exchange rate fluctuations	(0.5)
Constant currency Mexico Pawn PLO	$18.9	16%

Mexico Pawn PSC revenue (three months ended June 30, 2017)	$9.1	13%
Currency exchange rate fluctuations (three months ended June 30, 2017)	0.3
Constant currency Mexico Pawn PSC revenue (three months ended June 30, 2017)	$9.4	16%

Mexico Pawn merchandise sales (three months ended June 30, 2017)	$15.2	7%
Currency exchange rate fluctuations (three months ended June 30, 2017)	0.4
Constant currency Mexico Pawn merchandise sales (three months ended June 30, 2017)	$15.6	10%

Mexico Pawn same store merchandise sales (three months ended June 30, 2017)	$14.8	5%
Currency exchange rate fluctuations (three months ended June 30, 2017)	0.4
Constant currency Mexico Pawn same store merchandise sales (three months ended June 30, 2017)	$15.2	7%

Mexico Pawn segment profit before tax (three months ended June 30, 2017)	$5.4	100%
Currency exchange rate fluctuations (three months ended June 30, 2017)	0.1
Constant currency Mexico Pawn segment profit before tax (three months ended June 30, 2017)	$5.5	104%

Mexico Pawn PSC revenue (nine months ended June 30, 2017)	$24.5	4%
Currency exchange rate fluctuations (nine months ended June 30, 2017)	2.7
Constant currency Mexico Pawn PSC revenue (nine months ended June 30, 2017)	$27.2	15%

Mexico Pawn merchandise sales (nine months ended June 30, 2017)	$46.5	3%
Currency exchange rate fluctuations (nine months ended June 30, 2017)	5.5
Constant currency Mexico Pawn merchandise sales (nine months ended June 30, 2017)	$52.0	15%

Mexico Pawn same store merchandise sales (nine months ended June 30, 2017)	$45.2	2%
Currency exchange rate fluctuations (nine months ended June 30, 2017)	5.3
Constant currency Mexico Pawn same store merchandise sales(nine months ended June 30, 2017)	$50.5	13%

Mexico Pawn segment profit before tax (nine months ended June 30, 2017)	$12.9	107%
Currency exchange rate fluctuations (nine months ended June 30, 2017)	1.2
Constant currency Mexico Pawn segment profit before tax (nine months ended June 30, 2017)	$14.1	127%